SCHEDULE 14C
                           INFORMATION STATEMENT

              INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [_]
     Check the appropriate box:

[X]  Preliminary Information Statement
[_] Confidential for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[_]  Definitive Information Statement

                              GENE-CELL, INC.
                            --------------------
              (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1) Title of each class of securities to which transaction applies:
N/A  (2) Aggregate number of securities to which transaction applies: N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
     (4) Proposed maximum aggregate value of transaction: N/A
     (5) Total fee paid: N/A

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid: N/A
     (2) Form, Schedule or Registration Statement No.: N/A
     (3) Filing Party: N/A
     (4) Date Filed: N/A



                              GENE-CELL, INC.
                         100 Rowland Way, Suite 215
                          Novato, California 94945

                           INFORMATION STATEMENT

We are not asking you for a proxy and you are not requested to send a proxy

Approximate date of mailing of this Information Statement: December 6, 2002

TO ALL STOCKHOLDERS:

     NOTICE is hereby given that Gene-Cell, Inc., ("we", "us"or the "Company") will take the following actions pursuant to written consent of a majority of our stockholders:

     To amend our Articles of Incorporation to change our name to Redwood Energy Group, Inc., or such other similar name as may be available.

     Stockholders of Record on the close of business on November 15, 2002, are entitled to notice of the foregoing.

     The Company will pay all costs of preparing, printing and mailing this Information Statement.

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.



Date: _________________                 _________________________________
                                        Robert E. Gower, President





                             TABLE OF CONTENTS


     INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT. . . . . . . .2

     VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF . . . . . . . . . . .3

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS . . . . . . . . . . .3

     SECURITY OWNERSHIP OF MANAGEMENT. . . . . . . . . . . . . . . . . . .4

     STOCKHOLDER ACTION. . . . . . . . . . . . . . . . . . . . . . . . . .5

     ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .5
                                INTRODUCTION

     This Information Statement is being furnished by the board of directors of Gene-Cell, Inc., ("we", "us" or the "Company"), to stockholders in connection with actions taken by certain stockholders holding a majority of the outstanding shares of the Company by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes.

                QUESTIONS AND ANSWERS ABOUT THIS INFORMATION

Q.   Who is entitled to receive this Information Statement?

A. All record holders of our common stock as of the close of business on November 15, 2002, are entitled to receive this Information Statement. On that day, approximately 5,346,228 shares of common stock were issued and outstanding and eligible to receive this Information Statement.

Q.   Why is the Company sending me this Information Statement?

A. The Securities and Exchange Commission requires the Company to notify you of actions taken by stockholders without a meeting. In this case, the board of directors has approved, and the stockholders have approved and ratified by written consent, a change in the Company's name from Gene-Cell, Inc., to Redwood Energy Group, Inc., or such other similar name as may be available.

Q.   Why is the Company changing its name?

A. We are changing our name to better reflect the recent change in our business model from biopharmaceutical research to marketing energy related products and services.

Q.   What am I required to do?

A.   Nothing.  We are providing you with information about our name change.

Q.   Should I send my stock certificates now?

A. No. After the name change is completed, you may at your option and your expense send in your stock certificates to the Company's transfer agent for new certificates reflecting the name change. You are not required to exchange your stock certificates if you do not wish to incur the expense.



                                     2

Q.   Am I entitled to dissenter's rights?

A. No. The Nevada Revised Statutes does not provide for dissenter's rights in connection with a name change.

Q.   What interests in the name change do the members of management have?

A. No director, executive officer, nominee for election as a director, associate of any director, nominee for election as an executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment which is not shared by all other stockholders.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of the record date, our authorized capitalization consisted of 100,000,000 shares of common stock. As of the record date, there were 5,346,228 shares of common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles the holder to one vote on each matter submitted to the shareholder.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows, with respect to each person or entity known to the Company to be the beneficial owner of more than 5% of the Company's common stock (other than as set forth in the "Security Ownership of Management" table below), (1) the number of shares of common stock so owned, and (2) the percentage of all shares outstanding represented by such ownership (based upon the number of shares outstanding as of November 15, 2002).

Title of  Name and Address of         Amount and Nature of     Percentage
Class     Beneficial Owner            Beneficial Ownership(2)  of Class
--------  --------------------------- -----------------------  -----------
Common    Robert E. Gower(1)          4,000,000                 74.8%
          100 Rowland Way, Suite 215
          Novato, California 94945

Common    Brent Fouch                    440,250                 8.24%
          990 Highland Dr., Suite 106
          Solano Beach, California 92075


                                     3

                      SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership as of November 15, 2002, of the common stock of the Company by each director who owns shares, by the director nominees, all executive officers, and all directors and executive officers as a group. The information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given. The address for all of the executive officers and directors is the address of the Company's principal executive offices which are located at 100 Rowland Way, Suite 215, Novato, California 94945.


Title of  Name and Address of         Amount and Nature of     Percentage
Class     Beneficial Owner            Beneficial Ownership(2)  of Class
Common    Robert E. Gower(1)(3)         4,000,000              74.8%
Common    Brian R. Davis (1)(4)            93,931               1.8%
Common    C. Brian Gower                       -0-                *
---------------------------------------------------------------------------
Common    Officers, Directors and       4,093,931              76.6%
          Nominees as a Group:
          3 persons
---------------------------------------------------------------------------

(1) Officer and/or Director of the Company
(2) The term "beneficial owner" refers to both the power of investment (the right to buy and sell) and rights of ownership (the right to received distributions from the company and proceeds from sales of the shares). Inasmuch as these rights or shares may be held by more than one person, each person who has a beneficial ownership interest in shares is deemed the beneficial owners of the same shares because there is shared power of investment or shared rights of ownership.
(3) This number reflects the 4,000,000 common shares held by Energy Resource Management, Inc. Robert Gower may be deemed to be the beneficial owner of the shares held by Energy Resource Management, Inc.
(4) This number reflects shares held by B.R. Davis Investment Ltd. which holds approximately 55,985 shares and B.R. Davis IRA c/o Trust Co. of America which holds approximately 2,754 shares. This number also includes stock options, that have or will vest in the next 60 days, to purchase up to 35,192 shares.



                                     4

                             STOCKHOLDER ACTION

     Stockholders holding approximately 76.6% of our outstanding common stock have approved and ratified the following resolution amending our Articles of Incorporation:

     RESOLVED, that Article I of the Articles of Incorporation of the Company shall be amended to read as follows:

                                 ARTICLE I

                                    NAME

     The name of the Corporation shall be:   Redwood Energy Group, Inc.

                           ADDITIONAL INFORMATION

     You may access additional information regarding the Company, including all reports filed with the Securities and Exchange Commission, through the Securities and Exchange Commission's EDGAR archives at www.sec.gov.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /S/ Robert E. Gower
                              _______________________________________
                              Robert E. Gower, Chairman of the Board





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